SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of report (Date of earliest event reported): March 31, 1999



                            CANADIAN GENERAL CAPITAL
               (Exact name of Registrant as Specified in Charter)


        Delaware               1-14218                 13-7083556
      (State or other     (Commission File          (IRS Employer
      jurisdiction of           Number)             Identification No.)
      organization)



IBJ Whitehall Bank & Trust Company (f/k/a IBJ Schroder Bank & Trust Company)
One State Street, New York, New York               10004
(Address of Principal Executive Offices)          Zip

Registrant's telephone number, including area code:  (212)858-2000

Item 5.    Other Events.

     1. Receipt of $2,281,455.31 of interest on Canadian General Issuance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on March 31, 1999.

     2. Payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on March 31, 1999.


Item 7.   Financial  Statements,  Pro Forma Financial Information and Exhibits.

      (a)  Not applicable.

      (b)  Not applicable.

      (c)  Exhibits.

           1. Administration Trustee's Report in respect of (i) receipt of $2,281,455.31 of interest on Canadian General Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on March 31, 1999 and (ii) payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on March 31, 1999.

                                    SIGNATURE





      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              CANADIAN GENERAL CAPITAL
                              (Registrant)

                              By:   IBJ WHITEHALL BANK & TRUST
                                    COMPANY (f/k/a IBJ SCHRODER BANK &
                                    TRUST COMPANY)
                                    as Administrative Trustee



                              By:   /s/ Thomas S. Moser
                                    -------------------------------------
                                       Thomas S. Moser
                                       Assistant Vice President


Dated:     June 21, 1999

                                  EXHIBIT INDEX

Exhibit                                                                    Page

99         Administrative Trustee's Report in respect of (i) receipt        1
           of   $2,281,455.31   of  interest  on  Canadian   General
           Insurance Group Limited 9.125% Subordinated Debentures due March 31, 2026 on March 31, 1999 and (ii) payment of $2,281,455.31 to holders of Canadian General Trust Originated Preferred Securities and Common Stock on
           March 31, 1999.

                                                                      EXHIBIT 99

                                CASH TRANSACTIONS

                            CANADIAN GENERAL CAPITAL

3/31/99 Receipt of Interest on Canadian General Insurance Group $2,281,455.31 Limited 9.125% Subordinated Debentures due March 31,
          2026

3/31/99   Funds disbursed to Holders of Canadian General Trust     $2,281,455.31
          Originated Preferred Securities and Common Stock


Dated:     June 21, 1999


                          By:    IBJ WHITEHALL BANK & TRUST COMPANY
                                 (f/k/a IBJ SCHRODER BANK & TRUST COMPANY)
                                 as Administrative Trustee

                                 By: /s/ Thomas S. Moser
                                    ----------------------------------------
                                         Thomas S. Moser